Exhibit 10.1(a)

June 1, 2011

Chesapeake Capital Corporation

17th Floor

Richmond Federal Reserve Building

701 E Byrd Street

Richmond, Va 23219

Attention: Mr. John M. Hoade

Re:	Management Agreement Renewals

Dear Mr. Hoade:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2012 and all other provisions of the Management Agreement will remain unchanged.

•	Tidewater Futures Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1302.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

CHESAPEAKE CAPITAL CORPORATION

By:	/s/ Richard S. Rusin
	Print Name:	Richard S. Rusin
Chief Operating Officer

JM/sr